Exhibit 10.1

                         FOURTH FORBEARANCE AGREEMENT


         FOURTH FORBEARANCE AGREEMENT, dated as of September 9, 2005 (this "Agreement"), among (1) McLeodUSA Incorporated, a Delaware corporation (the "Borrower"), (2) each of the Subsidiaries of the Borrower listed on Schedule I hereto (the "Subsidiary Guarantors"), (3) the financial institutions named on the signature pages hereto (together with their respective successors and assigns, the "Participant Lenders") and (4) JPMorgan Chase Bank, N.A., as agent for the Lenders (the "Administrative Agent").

                                  WITNESSETH:

         A. WHEREAS, the Borrower, certain Participant Lenders, the Administrative Agent and certain other financial institutions are parties to a Credit Agreement dated as of May 31, 2000 (as amended, the "2000 Credit Agreement");

         B. WHEREAS, the Borrower, certain Participant Lenders, the Administrative Agent and certain other financial institutions are parties to a Credit Agreement dated as of April 16, 2002 (as amended, the "2002 Credit Agreement," together with the 2000 Credit Agreement, the "Credit Agreements");

         C. WHEREAS, the Subsidiary Guarantors and JPMorgan Chase Bank, N.A., as Collateral Agent for the Secured Parties, are parties to a Subsidiary Guarantee Agreement dated as of May 31, 2000, as amended and restated as of April 16, 2002 (the "Guarantee Agreement");

         D. WHEREAS, the Borrower and the Subsidiary Guarantors have proposed a restructuring plan that is under discussion with the Participant Lenders (as such plan may be modified, the "Plan");

         E. WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Specified Defaults (as defined in section 1(c) below), including, without limitation, the failure to make scheduled amortization payments under the Credit Agreements and interest payments under the 2000 Credit Agreement, might occur or continue occurring during the Prior Forbearance Periods or the Forbearance Period (each as defined below);

         F. WHEREAS, in order to permit completion of the negotiation of the Plan and exploration of other possible strategic transactions, the Borrower, the Subsidiary Guarantors, the Participant Lenders (as defined in the First Forbearance Agreement) and the Administrative Agent executed a Forbearance Agreement, dated as of March 16, 2005 (the "First Forbearance Agreement"), pursuant to which the Participant Lenders (as defined in the First Forbearance Agreement) and the Administrative Agent agreed to forbear from exercising certain default-related remedies against the Borrower and the Subsidiary Guarantors on account of the Specified Defaults (as defined in the First Forbearance Agreement) for a limited period of time and upon the terms and conditions set forth therein;

         G. WHEREAS, the Borrower paid to the Administrative Agent, and has periodically replenished, an advance of $1.5 million (the "Advance") in accordance with section 2(e) of the Prior Forbearance Agreements, on account of the Borrower's obligations to pay expenses and other amounts (including the fees and expenses of counsel and financial advisors) under sections 9.03 of the Credit Agreements;

         H. WHEREAS, on March 29, 2005 the Borrower entered into an engagement letter (the "A&M Engagement Letter") with, and retained Alvarez & Marsal, LLC (the "Restructuring Adviser") as an adviser of the Borrower to validate and provide information regarding the Borrower and its Subsidiaries to the Lenders, prospective buyers and other parties, and to assist the Borrower in developing strategies relating to any restructuring or other strategic transactions;

         I. WHEREAS, the Forbearance Period under and as defined in the First Forbearance Agreement (the "First Forbearance Period") came to an end on May 23, 2005;

         J. WHEREAS, in order to permit completion of the negotiation of the Plan and exploration of other possible strategic transactions, the Borrower, the Subsidiary Guarantors, the Participant Lenders (as defined in the Second Forbearance Agreement) and the Administrative Agent executed the Second Forbearance Agreement, dated as of May 23, 2005 (the "Second Forbearance Agreement"), pursuant to which the Participant Lenders (as defined in the Second Forbearance Agreement) and the Administrative Agent agreed to forbear from exercising certain default-related remedies against the Borrower and the Subsidiary Guarantors on account of the Specified Defaults (as defined in the Second Forbearance Agreement) for a limited period of time and upon the terms and conditions set forth therein;

         K. WHEREAS, the Second Forbearance Period under and as defined in the Second Forbearance Agreement (the "Second Forbearance Period") came to an end on July 21, 2005;

         L. WHEREAS, in order to permit completion of the negotiation of the Plan, the Borrower, the Subsidiary Guarantors, the Participant Lenders (as defined in the Third Forbearance Agreement) and the Administrative Agent executed the Third Forbearance Agreement, dated as of July 21, 2005 (the "Third Forbearance Agreement," together with the First Forbearance Agreement and the Second Forbearance Agreement, the "Prior Forbearance Agreements"), pursuant to which the Participant Lenders (as defined in the Third Forbearance Agreement) and the Administrative Agent agreed to forbear from exercising certain default-related remedies against the Borrower and the Subsidiary Guarantors on account of the Specified Defaults (as defined in the Third Forbearance Agreement) for a limited period of time and upon the terms and conditions set forth therein;

         M. WHEREAS, on August 12 the A&M Engagement Letter was amended and restated to provide for, among other things, the appointment of Stan Springel, a Managing Director of Alvarez & Marsal, LLC, to serve as Chief Restructuring Officer (the "Chief Restructuring Officer") of the Borrower;

         N. WHEREAS, the Forbearance Period under and as defined in the Third Forbearance Agreement (the "Third Forbearance Period," together with the First Forbearance Period and the Second Forbearance Period, the "Prior Forbearance Periods") was to expire on September 9, 2005; and

         O. WHEREAS, in order to permit completion of the negotiation of the Plan, the Borrower and the Subsidiary Guarantors have asked the Participant Lenders, and the Participant Lenders are willing, to continue to forbear from exercising certain default-related remedies against the Borrower and the Subsidiary Guarantors on account of the Specified Defaults for a further limited period of time and upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreements has the meaning assigned to such term in the Credit Agreements. As used in this Agreement, the following terms have the meanings specified below:

         (a) "Forbearance Period" means the period beginning on the date hereof and ending on the earliest to occur of (any such occurrence being a "Termination Event"):

                  (i) September 30, 2005;

                  (ii) the occurrence of any Event of Default other than a Specified Default;

                  (iii) any holder of Indebtedness or other obligations of $7 million or more of the Borrower or any of its Subsidiaries shall take any action to collect or enforce any claim or to create or enforce any lien against the Borrower or any of its Subsidiaries, excluding the making of a demand or the assertion of a claim by a vendor or customer that is disputed in good faith by the Borrower or such Subsidiary in the ordinary course of business and with respect to which such vendor or customer has not obtained a lien or otherwise obtained the ability to collect or enforce such claim; and

                  (iv) a breach of any term, condition or representation contained in this Agreement by the Borrower or the Subsidiary Guarantors, including without limitation, any failure by the Borrower or Subsidiary Guarantors to comply with the undertakings in Section 2 hereof.

         (b) "Other Assets" means all assets of the Borrower and the Subsidiary Guarantors other than Guaranteed Obligations Collateral (as defined in the Security Agreement).

         (c) "Specified Defaults" means existing or anticipated Events of Default, as listed (i) on Schedule II to the First Forbearance Agreement that occurred during the First Forbearance Period, (ii) on Schedule II to the Second Forbearance Agreement that occurred during the Second Forbearance Period, (iii) on Schedule II to the Third Forbearance Agreement that occurred during the Third Forbearance Period or (iv) on Schedule II hereto that might occur or continue during the Forbearance Period (as defined in section 1(a)).

         (d) "Steering Committee Members" means those Lenders who are members of the informal steering committee of Lenders whose names have been provided to the Borrower in a letter from the Administrative Agent dated May 23, 2005, as amended from time to time.

         Section 2. Acknowledgements and Undertakings.

         (a) The Borrower and the Subsidiary Guarantors agree and acknowledge that certain of the Specified Defaults (as defined in the First Forbearance Agreement, the Second Forbearance Agreement and the Third Forbearance Agreement) occurred during the First Forbearance Period, the Second Forbearance Period and the Third Forbearance Period, respectively, and that the Specified Defaults (as defined in section 1(c) hereof) might occur or continue during the Forbearance Period (as defined in section 1(a) hereof) and that certain of the Specified Defaults (as defined in the Prior Forbearance Agreements) constituted, and the Specified Defaults (as defined in section 1(c) hereof) should they occur will constitute material Events of Default.

         (b) In addition to the information required to be furnished under the Loan Documents to the Administrative Agent and the Lenders (and without prejudice to sections 5.01 or any other provision of the Credit Agreements), the Borrower shall, as promptly as practicable, provide to the Administrative Agent and the Steering Committee Members any information reasonably requested by the Administrative Agent or the Lenders. Without limiting the generality of the foregoing, the Borrower shall promptly provide to the Administrative Agent and the Steering Committee Members, in a form acceptable to the Administrative Agent,

                  (i) on Tuesday of each week, a detailed forecast of receipts and disbursements for the Borrower and the Subsidiary Guarantors providing, on a weekly basis, the Borrower's good faith estimate of projected receipts and disbursements for the 13 weeks commencing with the immediately following week, together with a reconciliation of such forecast against the forecast delivered the previous week and a reasonably detailed explanation of any variance between the current forecast and such previously delivered forecast;

                  (ii) not later than the tenth day following the end of each calendar month, an operational report, including management's good faith estimate of receipts and disbursements for such month, the cash balances of the Borrower and Subsidiary Guarantors as of the end of such calendar month, and an analysis of performance against projected performance as set forth in the phased business plan dated March 9, 2005 previously delivered to the Participant Lenders;

                  (iii) on Tuesday of each week, a written or oral (in the sole discretion of the Borrower) update, and at any time on request of the Administrative Agent, a written update, addressed to the financial advisor of the Administrative Agent regarding the status of the Borrower's restructuring activities, including the Borrower's efforts to sell any material assets or to sell all or any portion of its business, including, without limitation, a list of all contacts made with potential purchasers (including the identities of those contacted and the dates of such contacts), copies (if in writing) or descriptions (if not in writing) of any proposals, offers or indications of interest received by the Borrower or its attorneys or financial advisors, and any responses thereto by the Borrower or any such attorney or financial advisor;

                  (iv) all material information (except for information previously provided by the Borrower to the Administrative Agent and the Steering Committee Members) that the Borrower proposes or intends to disclose to the public as far in advance of such disclosure as practicable; and

                  (v) direct access to the officers and employees, and books and records of the Borrower and its Subsidiaries (including the Chief Restructuring Officer and the Restructuring Adviser) to obtain such information as the Participant Lenders deem reasonably necessary to evaluate, negotiate and implement any restructuring plan and to verify and analyze to the reasonable satisfaction of the Participant Lenders the matters referred to in subparagraphs (i), (ii), (iii) and
         (iv) above.

         (c) The Chief Restructuring Officer (and the Restructuring Advisor) shall continue to be actively employed by the Borrower at all times during the Forbearance Period and shall have direct access to all information, personnel and other resources necessary to the performance of his duties.

         (d) The Borrower shall make all scheduled interest payments under the 2002 Credit Agreement at the non-default contract rate.

         (e) The Administrative Agent has been paid and shall continue to retain the Advance as an advance payment in respect of the Borrower's obligations to pay expenses and other amounts under sections 9.03 of the Credit Agreements, and shall continue to be entitled to pay such amounts (including sums payable in respect of expenses or other liabilities incurred or paid by the Administrative Agent prior to the date hereof) as they come due, including, without limitation, (i) the reasonable fees and expenses of counsel and financial advisors (including FTI Consulting, Inc.) provided for in such sections and (ii) travel and other incidental expenses of Lenders actively participating with the Administrative Agent in restructuring discussions with the Borrower. The Borrower shall from time to time, within three Business Days following the receipt of a demand from the Administrative Agent, make further advances to the Administrative Agent in order to restore the balance of the Advance held by the Administrative Agent to $1.5 million.

         (f) The Borrower shall furnish to the Administrative Agent prompt written notice of the occurrence of a Termination Event.

         (g) The Borrower and the Subsidiary Guarantors acknowledge and agree that, under the Credit Agreements, as amended, they are not currently entitled to request any new Loans or Letters of Credit.

         (h) Notwithstanding anything to the contrary in any Loan Document, the Borrower and the Subsidiary Guarantors, as applicable, shall not, unless the Required Lenders under each Credit Agreement give their written consent, sell, transfer or otherwise dispose of any Other Assets, except for sales, transfers or dispositions entered into (i) in the ordinary course of business or (ii) with Net Proceeds totaling up to $2 million in the aggregate, calculated from May 23, 2005; provided that the Borrower may sell the Citation III airplane (tail number 890 MC) without consent provided that (x) the Net Proceeds from such sale are at least $4 million and (y) the Net Proceeds are deposited in an account with the Collateral Agent (or, if the Required Lenders under each Credit Agreement request in writing, applied first, to prepay Borrowings (as defined in the 2002 Credit Agreement) in an aggregate amount equal to such Net Proceeds and second, to the extent of any remaining Net Proceeds, as required by section 2.11(c) of the 2000 Credit Agreement). The Net Proceeds from the sale of such airplane shall not be included for the purpose of calculating the $2 million amount referred to in section 2(h)(ii).

         (i) The Required Lenders under each Credit Agreement may, without prejudice to the rights of the Required Lenders under each Credit Agreement to refuse or condition their consent in any way, require, as a condition to any consent to any sale, transfer or disposition of any Guaranteed Obligations Collateral or Other Assets (including Non-Core Assets) that the Net Proceeds realized from such sale, transfer or disposition be applied first, to prepay Borrowings (as defined in the 2002 Credit Agreement) in an aggregate amount equal to such Net Proceeds and second, to the extent of any remaining Net Proceeds, as required by section 2.11(c) of the 2000 Credit Agreement.

         (j) For the avoidance of doubt, the restrictions on the disposition of Guaranteed Obligations Collateral contained in section 4.09 of the Security Agreement while an Existing Agreement Event of Default or a New Agreement Event of Default (as such terms are defined in the Security Agreement) shall have occurred and be continuing, shall apply during the Forbearance Period and remain in full force and effect.

         (k) All depository, operating, investment accounts and other accounts of the Borrower and the Subsidiary Guarantors opened at any time (in each case other than payroll, withholding tax and other fiduciary accounts or accounts held by the Collateral Agent) shall be or continue to be subject to control agreements that are in favor of and reasonably acceptable to the Administrative Agent ("Control Agreement Accounts").

         (l) The Borrower and the Subsidiary Guarantors agree that they will continue to maintain with the Collateral Agent (or, if approved in writing by the Collateral Agent, any of its affiliates) an account or accounts to be used by the Borrower and the Subsidiary Guarantors as their overnight investment account or other holding account for daily excess funds ("Collateral Agent Accounts", collectively with the Control Agreement Accounts and accounts in the name of the Collateral Agent holding funds of the Borrower and/or one or more Subsidiary Guarantors as cash collateral, "Collateral Accounts").

         (m) In any event, and in addition to any other requirements that may be applicable under the Loan Documents or sections 2(k) and 2(l) above, the Borrower and the Subsidiary Guarantors shall not maintain more than $5 million of its available cash and cash investments in the aggregate in accounts that are not Collateral Accounts; provided that no funds shall be maintained in accounts other than the Collateral Accounts except for the purposes specified in the next sentence. In addition, funds shall be transferred to payroll, withholding tax and other fiduciary accounts of the Borrower and the Subsidiary Guarantors solely to the extent required to cover immediate disbursement needs in respect of employee payroll incurred and paid in the ordinary course of business and in accordance with past practice, and, with respect to fiduciary and withholding tax accounts, solely to the extent necessary to meet legal requirements in respect of such payroll.

         (n) The Borrower and the Subsidiary Guarantors shall use their reasonable commercial efforts to complete as soon as possible the documentation of a restructuring reasonably satisfactory to the Required Lenders under each Credit Agreement.

         Section 3. Forbearance.

         (a) The Participant Lenders agree that until the expiration of the Forbearance Period, the Participant Lenders will temporarily forbear (subject to the terms hereof) from the exercise of their default-related remedies under the Credit Agreements, Loan Documents or otherwise, against the Borrower and the Subsidiary Guarantors solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; provided that the Borrower and the Subsidiary Guarantors shall comply during the Forbearance Period with all provisions, limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the Loan Documents during the continuance of any Default or Event of Default; provided further that the agreement of the Participant Lenders temporarily to forbear shall not apply to nor preclude any remedy available to the Administrative Agent or the Lenders in connection with any proceeding commenced under any bankruptcy or insolvency law, including without limitation, to any relief in respect of adequate protection or relief from any stay imposed under such law.

         (b) Upon a Termination Event, the agreement of the Participant Lenders hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which the Borrower and the Subsidiary Guarantors hereby waive. The Borrower and the Subsidiary Guarantors agree that the Administrative Agent and the Lenders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the Defaults and Events of Default, including, without limitation, the Specified Defaults.

         (c) For the avoidance of doubt, nothing herein limits the right of the Administrative Agent or the Lenders, including during the Forbearance Period, to take any action to preserve or exercise rights or remedies against parties other than the Borrower and the Subsidiary Guarantors ("Third Party Rights"). For purposes of the foregoing, the Borrower and the Subsidiary Guarantors acknowledge and agree that execution and delivery of this Agreement shall constitute the making of any necessary demand or the giving of any necessary notice for purposes of preserving and/or permitting the exercise of any such Third Party Rights of the Administrative Agent and the Lenders.

         (d) Execution of this Agreement constitutes a direction by the Participant Lenders that the Administrative Agent act in accordance with its terms. Each Participant Lender agrees that, notwithstanding anything to the contrary in the Credit Agreements, the Administrative Agent shall not be required to act if directed against the Borrower or the Subsidiary Guarantors if such action is contrary to the terms of this Agreement.

         (e) The Borrower and the Subsidiary Guarantors acknowledge and agree that the agreement of the Participant Lenders hereunder to forbear from exercising their default-related remedies with respect to the Specified Defaults shall not constitute a waiver of such Specified Defaults and that the Lenders expressly reserve all rights and remedies that the Administrative Agent and the Lenders now or may in the future have under any or all of the Loan Documents and/or applicable law in connection with all Defaults and Events of Default (including without limitation the Specified Defaults).

         Section 4. Interest Rate During the Forbearance Period.

         (a) For the avoidance of doubt, the parties acknowledge and agree that if any principal or interest on any Loan or any fee or other amount payable by the Borrower under the Credit Agreements has not been paid when actually due during the Prior Forbearance Periods or is not paid when actually due from the date hereof, in each case whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest in accordance with section 2.13(c) of the Credit Agreements.

         (b) Notwithstanding the foregoing, the Participant Lenders are hereby advised that, during the Forbearance Period (i) the Borrower does not intend to pay interest in cash on a current basis under the 2000 Credit Agreement, and (ii) the Borrower intends to pay interest in cash under the 2002 Credit Agreement only at the pre-default rate.

         (c) Any interest accrued under the Credit Agreements that has not been paid in cash shall compound on each Interest Payment Date until paid.

         Section 5. Reference to and Effect upon the Credit Agreements.

         (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Credit Agreements, and any other Loan Document, and all rights of the Administrative Agent and the Lenders and all obligations of the Borrower and the Subsidiary Guarantors thereunder, shall remain in full force and effect. The Borrower and the Subsidiary Guarantors hereby confirm that the Credit Agreements and the other Loan Documents are in full force and effect.

         (b) Except as expressly provided herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Lender or the Administrative Agent shall, or shall be deemed to, directly or indirectly (i) constitute a consent to or waiver of any past, present or future violations of any provisions of the Credit Agreements, or any other Loan Document, (ii) amend, modify or operate as a waiver of any provision of the Credit Agreements, or any other Loan Document, except as expressly set forth herein, of any right, power or remedy of the Administrative Agent or any Lender thereunder or (iii) constitute a course of dealing or other basis for altering any obligations of the Borrower under the Loan Documents, or any other contract or instrument.

         (c) This Agreement shall constitute a Loan Document.

         Section 6. Representations and Warranties. To induce the
Administrative Agent and the Participant Lenders to execute and deliver this Agreement, the Borrower and the Subsidiary Guarantors represent and warrant that:

         (a) The execution, delivery and performance by the Borrower and the Subsidiary Guarantors of this Agreement have been duly authorized by all necessary corporate action. This Agreement constitutes the legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors, enforceable against the Borrower and the Subsidiary Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or the Subsidiary Guarantors of this Agreement.

         (c) As of the Forbearance Effective Date (as defined in section 12 below), no Defaults or Events of Default exist, other than the Specified Defaults.

         Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

         Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Section 9. Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

         Section 10. Further Assurances. The Borrower and the Subsidiary Guarantors agree to take all further actions and execute all further documents as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

         Section 11. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with sections 9.01 of the Credit Agreements.

         Section 12. Effectiveness. This Agreement shall become effective, and shall supersede the terms and conditions of the Prior Forbearance Agreements where such terms and conditions conflict with this Agreement, as of the date hereof on the date (the "Forbearance Effective Date") when the following conditions are satisfied:

(a) the Administrative Agent shall have received from the Borrower, the Subsidiary Guarantors, and the Required Lenders under each Credit Agreement a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

         (b) the Administrative Agent shall have received certificates of the chief financial officer of the Borrower and the Subsidiary Guarantors certifying that, to the best of his knowledge, the representations and warranties made by the Borrower and the Subsidiary Guarantors pursuant to section 6 of this Agreement are true and correct on and as of the date of this Agreement; and

         (c) the Borrower shall have fully replenished the Advance referred to in section 2(e) above to restore it to a balance of $1.5 million.

         Section 13. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 14. No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lenders and their respective successors and assigns; provided that the Lenders (other than the Participant Lenders and their respective successors and assigns) shall not be bound by the forbearance granted hereunder. No Person other than the parties hereto and any other Lender and their successors and assigns shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of any other Lender and its successors and assigns) are hereby expressly disclaimed.

         Section 15. Limitation on Assignments. In addition to, and without limiting the requirements set forth in sections 9.04 of the Credit Agreements, each Participant Lender agrees that it will not assign all, or any ratable part, of its Loans, Commitments or other rights or obligations under the Loan Documents to any Person (other than a Participant Lender) unless such Person shall have agreed to be bound by this Agreement (including the forbearance granted hereunder). Each Participant Lender agrees that, notwithstanding anything to the contrary in the Credit Agreements, the Administrative Agent shall be entitled to withhold its consent to, and shall not be required to give effect to, any purported assignment of such Participant Lender's Loans, Commitments or other rights or obligations under the Loan Documents if the conditions set forth in the previous sentence are not satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                       MCLEODUSA INCORPORATED


                                       By: /s/ Joseph Ceryanec
                                       ------------------------------
                                       Name:   Joseph Ceryanec
                                       Title:  Acting CFO

                                       MCLEODUSA HOLDINGS, INC.


                                       By: /s/ Joseph Ceryanec
                                       ---------------------------
                                       Name:   Joseph Ceryanec
                                       Title:  Acting CFO

                                     MCLEODUSA TELECOMMUNICATIONS SERVICES, INC.


                                     By: /s/ Joseph Ceryanec
                                     ------------------------------------------
                                     Name:   Joseph Ceryanec
                                     Title:  Acting CFO

                                     MCLEODUSA NETWORK SERVICES, INC.


                                     By: /s/ Joseph Ceryanec
                                     --------------------------------
                                     Name:   Joseph Ceryanec
                                     Title:  Acting CFO

                                    MCLEODUSA PURCHASING L.L.C.


                                    By: /s/ Joseph Ceryanec
                                    ---------------------------------------
                                    Name:   Joseph Ceryanec
                                    Title:  Acting CFO

                                    MCLEODUSA INFORMATION SERVICES, INC.


                                    By: /s/ Joseph Ceryanec
                                    ---------------------------------------
                                    Name:   Joseph Ceryanec
                                    Title:  Acting CFO

                                     JPMORGAN CHASE BANK, N.A., as
                                       Administrative Agent


                                     By:  /s/ Susan E. Atkins
                                     -------------------------------------
                                     Name:   Susan E. Atkins
                                     Title:  Managing Director

                                      Banc of America Strategic Solutions, Inc.
                                      -----------------------------------------
                                                Print Name of Lender

                                      -----------------------------------------
                                      By: /s/ Joshua A. Podietz
                                          -------------------------------------
                                          Name:   Joshua A. Podietz
                                          Title:  Vice President

                                      Jefferies & Co., Inc.
                                      -----------------------------------------
                                                Print Name of Lender

                                      By: /s/ Harrison A. Bubrosky
                                          -------------------------------------
                                          Name:   Harrison A. Bubrosky
                                          Title:  Executive Vice President


                                      JPMorgan Chase Bank NA
                                      -----------------------------------------
                                                Print Name of Lender

                                      By: /s/   Susan E. Atkins
                                          -------------------------------------
                                          Name:   Susan E. Atkins
                                          Title:  Managing Director

                                   Fidelity Management & Research Co., on
                                   behalf of funds and accounts managed
                                   by it
                                   --------------------------------------------
                                             Print Name of Lender

                                   By: /s/ Nate Voubuzer
                                       ----------------------------------------
                                       Name:   Nate Voubouzer
                                       Title:  Director, Restructuring and Legal
                                               Affairs


                                       Millennium Partners, L.P.

                                       By: Wayzata Investment Partners LLC, its
                                       Agent

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                           ------------------------------------
                                           Name:   John McEvoy
                                           Title:  Authorized Signatory

                                       Wayzata Recovery Fund, LLC

                                       By: Wayzara Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                           ------------------------------------
                                           Name:   John McEvoy
                                           Title:  Authorized Signatory


                                       Wayland Distressed Opportunities Fund
                                       I-C, LLC

                                       By: Wayzata Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                           ------------------------------------
                                           Name:   John McEvoy
                                           Title:  Authorized Signatory


                                       Wayland Recovery Fund, LLC

                                       By: Wayzata Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                           ------------------------------------
                                           Name:   John McEvoy
                                           Title:  Authorized Signatory


                                       Wayzata Recovery Fund, LLC

                                       By: Wayzara Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                       ----------------------------------------
                                       Name:   John McEvoy
                                       Title:  Authorized Signatory


                                       Sapphire Special Opportunities Fund, LLC

                                       By: Wayzata Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                       ----------------------------------------
                                       Name:   John McEvoy
                                       Title:  Authorized Signatory


                                       Wayland Distressed Opportunities Fund
                                       I-B, LLC

                                       By: Wayzata Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                       ----------------------------------------
                                       Name:   John McEvoy
                                       Title:  Authorized Signatory


                                       Wayland Distressed Opportunities Fund
                                       I-A, LLC

                                       By: Wayzata Investment Partners LLC, its
                                       Manager

                                       ----------------------------------------
                                                       Print Name of Lender

                                       ----------------------------------------
                                       By: /s/ John McEvoy
                                       ----------------------------------------
                                       Name:   John McEvoy
                                       Title:  Authorized Signatory

                                                                     SCHEDULE I

                             Subsidiary Guarantors

         1. McLeodUSA Holdings, Inc.

         2. McLeodUSA Telecommunications Services, Inc.

         3. McLeodUSA Network Services, Inc.

         4. McLeodUSA Purchasing L.L.C.

         5. McLeodUSA Information Services, Inc.

                                                                   SCHEDULE II

                              SPECIFIED DEFAULTS


         1. Section 2.05(j). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to deposit cash in an account with the Administrative Agent pursuant to Section 2.05(j) of such Credit Agreement.

         2. Section 2.09. Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of the failure by the Borrower to pay to the Administrative Agent for the account of each Lender when due the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 of the 2000 Credit Agreement.

         3. Section 2.10. Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of the failure by the Borrower to repay Term Loans on the dates set forth in Section
               2.10 of the 2000 Credit Agreement.

         4. Section 2.13. (a) Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of the failure by the Borrower to pay accrued interest on the dates and/or in the amounts specified in Section 2.13 of the 2000 Credit Agreement.

               (b) Any Default or Event of Default occurring under the 2002 Credit Agreement as a result of the failure by the Borrower to pay on a current cash pay basis that portion of the interest representing the default rate interest required by Section 2.13(c) of the 2002 Credit Agreement.

         5. Section 5.01(a). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower for the 2004 fiscal year to furnish to the Administrative Agent and each Lender financial statements reported on by independent public accountants of nationally recognized standing without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of audit, as required by Section 5.01(a) of such Credit Agreement.

         6. Section 5.01(d). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender a certificate of accounting firm as required by Section 5.01(d) of such Credit Agreement with respect to the 2004 fiscal year financial statements due under section 5.01(a).

         7. Section 5.01(e). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender a budget as required by Section 5.01(e) of such Credit Agreement.

         8. Section 5.02(a). Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by the Borrower to furnish to the Administrative Agent and each Lender prompt written notice of any Specified Default.

         9. Section 6.13. Any Default or Event of Default occurring after the Forbearance Effective Date under either Credit Agreement as a result of the failure by the Borrower to satisfy the requirements of Section 6.13 of such Credit Agreement.

         10. Section 6.17. Any Default or Event of Default occurring after the Forbearance Effective Date under either Credit Agreement as a result of the failure by the Borrower to satisfy the requirements of Section 6.17 of such Credit Agreement.

         11. Article VII, clause (a). Any Default or Event of Default occurring under either Credit Agreement of the type described in clause (a) of Article VII of such Credit Agreement arising from the failure to make any payment when due after the Forbearance Effective Date.

         12. Article VII, clause (b). (a) Any Default or Event of Default occurring under the 2000 Credit Agreement of the type described in clause (b) of Article VII of such Credit Agreement arising from the failure to pay interest when due after the Forbearance Effective Date.

               (b) Any Default or Event of Default occurring under the 2002 Credit Agreement of the type described in clause (b) of Article VII of such Credit Agreement, but solely to the extent of the additional interest, if any, required to be paid hereunder and pursuant to Section 2.13(c) of the 2002 Credit Agreement.

         13. (a) Any Default or Event of Default occurring under the 2000 Credit Agreement as a result of a Specified Default occurring under the 2002 Credit Agreement, or (b) any Default or Event of Default occurring under the 2002 Credit Agreement as a result of a Specified Default occurring under the 2000 Credit Agreement.

         14. Any Default or Event of Default occurring under either Credit Agreement as a result of the failure by any Subsidiary Loan Party to make any required payments under the Subsidiary Guarantee Agreement during the Forbearance Period as a consequence of another Specified Default.